------------------------------------------------------
                         LOGO
                       Excelsior
                     Income Shares,
                          Inc.

                   Quarterly Report
                    March 31, 1997

------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:

     Net investment income for the first quarter was $597,214 or $.27 per share. A dividend of $.28 was declared on April 9, 1997 payable April 25, 1997, to holders of record April 18, 1997.

     Shareholders approved the four business items before them at the annual meeting on April 9. Subsequently, the directors elected the corporate officers indicated on the back page of this report.

     Given the considerable volatility present in both stock and bond markets, we are comfortable with our conservative, liquid portfolio and reaffirm our belief that Excelsior shareholders want safe income derived from quality bonds rather than trying through speculation to achieve maximum capital gains.

     At the present time, closed-end bond funds of our quality are both few in number and are unfashionable investments. As a result, our market price is at a substantial discount to net asset value. This fact often attracts "bargain hunters," hoping to turn a fast dollar by seeing the fund either partially liquidate or go open-ended.

     We believe that Excelsior serves its owners best by providing the individual with inexpensive access to a managed portfolio of impeccable quality. Indeed, the discount from net asset value may well make our fund even more attractive to the long term investor looking for safe income. We have never pretended to be a suitable investment for an individual's total portfolio, and we are certainly not a medium designed for capital gains. We do note that on a ten, five, three and one year basis, Excelsior has out-performed the Lehman Government-Corporate Bond Index.

     There is a need for our fund which we believe we best fill as we are presently structured.

     And that is how we plan to continue.

                                                    Sincerely,

                                                    Townsend Brown II
                                                    Chairman

April 10, 1997

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
March 31, 1997 (Note 1)

U.S. GOVERNMENT AND FEDERAL                Moody's
AGENCIES OBLIGATIONS--57.09%              Rating**      Face Amount        Cost*           Value
---------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  7.55%, 6/10/04                             (1)        $ 2,500,000     $ 2,423,945     $ 2,486,025
  7.50%, 7/25/20                             (1)          4,000,000       3,959,687       4,017,640
Federal National Mortgage Assn., Global
  Bond,
  8.50, 2/1/05                                            1,600,000       1,600,000       1,652,742
Government National Mortgage Assn.,
  7%, 5/15/22                                (1)            280,000         279,650         266,878
  7%, 4/15/23                                (1)          3,852,362       3,854,770       3,671,814
  7%, 5/15/23                                (1)            835,720         833,239         796,552
  7%, 3/15/24                                (1)          1,726,489       1,708,145       1,645,574
  7.50%, 12/15/25                            (1)          1,011,021       1,009,442         990,492
  8%, 8/15/24                                (1)          1,640,876       1,631,903       1,648,569
  8%, 1/15/25                                (1)          1,541,889       1,490,814       1,549,118
  8.50%, 7/15/17                             (1)          1,043,784       1,070,368       1,070,531
  8.50%, 5/15/21                             (1)            639,478         655,765         655,865
  10%, 1/15/18                               (1)            946,116       1,026,683       1,037,180
U.S. Treasury Bond,
  7.25%, 5/15/16                             (1)          1,000,000         975,000       1,003,436
                                                        -----------     -----------     -----------
                                                         22,617,735      22,519,411      22,492,416
                                                        -----------     -----------     -----------

BONDS AND NOTES--27.81%
---------------------------------------------------------------------------------------------------
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                             Aa2          1,500,000       1,495,875       1,596,539
Ford Motor Credit
  6.125, 1/9/06                               A1          2,000,000       1,989,980       1,824,886
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                             Aaa          2,000,000       1,978,500       1,922,510
Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                              A1          1,800,000       1,806,138       1,818,599
Wachovia Corp. Sub. Notes,
  6.375%, 2/1/09                              A1          2,000,000       1,997,400       1,804,884
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                              Aa2          2,000,000       1,988,600       1,991,664
                                                        -----------     -----------     -----------
                                                         11,300,000      11,256,493      10,959,082
                                                        -----------     -----------     -----------
SHORT-TERM HOLDINGS--15.10%
---------------------------------------------------------------------------------------------------
Federal Farm Credit Bank Disc. Note
  4/2/97                                                  5,950,000       5,949,099       5,949,099
                                                        -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                         $39,867,735     $39,725,003     $39,400,597
                                                        -----------     -----------     -----------
                                                        -----------     -----------     -----------

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

March 31, 1997 (Note 1)

The aggregate market value at March 31, 1997 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
    ---------------   -----------        -------
    Aaa (1)            24,414,926          72.99
    A1                  5,448,369          16.29
    Aa2                 3,588,203          10.72
                      -----------        -------
    Total             $33,451,498         100.00
                      -----------        -------
                      -----------        -------


(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                    $   403,130
    Aggregate gross unrealized
      depreciation                       (727,536)
                                      -----------
  Net unrealized depreciation         ($  324,406)
                                      -----------
                                      -----------
Cost for Federal Income Tax
Purposes                              $39,725,003
                                      -----------
                                      -----------

**Credit ratings are unaudited.

         The accompanying notes are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

ASSETS:
------------------------------

Investments (Note 1)
  in securities
  at value (identified
  cost $39,725,003):
  U.S. Government and
    Federal Agencies
    obligations         $22,492,416
  Bonds and notes        10,959,082
  Short-term holdings     5,949,099
                        -----------
    Total Investments                $39,400,597
Cash                                      26,336
Interest receivable                      352,524
Prepaid expenses                          15,852
                                     -----------
    Total Assets                      39,795,309
                                     -----------

LIABILITIES:
------------------------------

Accrued advisory fee (Note 3)             49,570
Accrued operating expenses                90,123
                                     -----------
    Total Liabilities                    139,693
                                     -----------
Net Assets                           $39,655,616
                                     -----------
                                     -----------
NET ASSETS consist of:
  Undistributed net investment
  income                             $   692,384
  Accumulated net realized losses
    from investment transactions        (392,392)
  Unrealized depreciation on
    investments                         (324,406)
  Capital shares (Note 5)                 21,884
  Additional paid-in capital          39,658,146
                                     -----------
                                     $39,655,616
                                     -----------
                                     -----------
Net Asset Value per share
  (39,655,616 / 2,188,391 shares)         $18.12
                                          ------
                                          ------

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the three months ended March 31, 1997
(Note 1)
INVESTMENT INCOME:
------------------------------

INCOME--Interest                        $ 704,248
EXPENSES:
  Investment advisory fee      $51,781
  Directors' fees and expenses  11,343
  Officer's salary              10,130
  Postage and printing           8,383
  Professional fees              5,424
  Insurance                      5,462
  Transfer agent and
    registrar fees               4,931
  The New York Stock
    Exchange, Inc.--annual fee   3,873
  Miscellaneous                  5,707
                               -------
  Total expenses                          107,034
                                        ---------
  Investment Income--Net                  597,214
                                        ---------

REALIZED LOSS AND UNREALIZED (DEPRECIATION)
APPRECIATION ON INVESTMENTS--NET:
------------------------------

Realized loss from security
  transactions
  (excluding short-term
  securities):
  Proceeds from sales      $4,826,819
  Cost of sales             4,829,684
                           ----------
    Net realized loss                      (2,865)
Unrealized appreciation
  (depreciation) on
  investment securities:
  Beginning of period         501,362
  End of period              (324,406)
                           ----------
  Change in unrealized
    appreciation--net                    (825,768)
                                        ---------
Net realized loss and change
  in unrealized appreciation
  (depreciation) on investments          (828,633)
                                        ---------
Net decrease in Net Assets
  Resulting from Operations             ($231,419)
                                        ---------
                                        ---------

STATEMENT OF CHANGES IN NET ASSETS

                           For the
                            three        For the
                           months         year
                            ended         ended
                          Mar. 31,      Dec. 31,
                            1997          1996
                         -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
 Investment income--
  net (Note 1)           $   597,214   $ 2,430,355
 Realized (loss) on
  investments--net
  (Note 2)                    (2,865)      (26,841)
 Change in unrealized
  appreciation
  (depreciation)--net       (825,768)   (1,386,342)
                         -----------   -----------
 Net increase
  in net assets
  resulting from
  operations                (231,419)    1,017,172
 Dividends to share-
  holders from:
  Investment income--
  net                             --    (2,582,301)
                         -----------   -----------
 Total increase
  (decrease)
  in net assets             (231,419)   (1,565,129)

NET ASSETS:
-----------------------
 Beginning of period      39,887,035    41,452,164
                         -----------   -----------
 End of period
  (including
  undistributed net
  investment income of
  $692,384 in 1997 and
  $95,170 in 1996,
  respectively)          $39,655,616   $39,887,035
                         -----------   -----------
                         -----------   -----------

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                     For the
                                      three                               For the year ended
                                   months ended     ---------------------------------------------------------------
                                     3/31/97            1996             1995            1994*             1993
                                   ------------     ------------     ------------     ------------     ------------
Per Share Operating
  Performance:
Net asset value, beginning of
  period                              $18.23           $18.94           $16.87           $18.97           $18.54
                                   ------------     ------------     ------------     ------------     ------------
  Net investment income                  .27             1.11             1.14             1.06             1.17
  Net gain (loss) on securities
     (realized and unrealized)          (.38)            (.64)            2.05            (2.00)             .71
                                   ------------     ------------     ------------     ------------     ------------
Total from investment
  operations                            (.11)             .47             3.19             (.94)            1.88
                                   ------------     ------------     ------------     ------------     ------------
Less Dividends and
  Distributions:
Dividends from net investment
  income                                  --            (1.18)           (1.12)           (1.03)           (1.17)
Distribution from realized
  gains on investments                    --               --               --             (.16)            (.28)
Distribution in excess of
  realized
  gains on investments                    --               --               --               --               --
                                   ------------     ------------     ------------     ------------     ------------
Total dividends and
  distributions                           --            (1.18)           (1.12)           (1.19)           (1.45)
                                   ------------     ------------     ------------     ------------     ------------
  Treasury Stock Transaction              --               --               --              .03               --
                                   ------------     ------------     ------------     ------------     ------------
Net asset value, end of period        $18.12           $18.23           $18.94           $16.87           $18.97
                                   ------------     ------------     ------------     ------------     ------------
                                   ------------     ------------     ------------     ------------     ------------
Market value per share, end of
  period                              $15.63           $15.75           $16.00           $14.63           $17.50
                                   ------------     ------------     ------------     ------------     ------------
                                   ------------     ------------     ------------     ------------     ------------

Total Investment Return:
Based on market value per share         1.64%            5.68%           17.04%           (8.64%)           5.98%
Ratios To Average Net Assets:
Expenses                                 .27%            1.07%            1.08%            1.15%            1.08%
Net investment income                   1.50%            6.02%            6.26%            5.92%            6.07%
Supplemental Data:
Net assets at end of period
  (000 omitted)                     $ 39,656         $ 39,887         $ 41,452         $ 36,928         $ 42,130
Portfolio turnover rate                 0.00%            5.50%           25.07%           95.53%           81.23%

*Based on average shares outstanding.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
March 31, 1997
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at December 31, 1996, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $92,433, $297,084 and 2,865 expiring on December 31, 2002, December 31, 2003, and December 31, 2004, respectively, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes. The effect of these differences for the year ended December 31, 1996 is an increase in undistributed net investment income of $149,193, a decrease in accumulated net realize loss of $7,047, and a decrease in additional paid-in capital of $156,240.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Excelsior Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 1997
--------------------------------------------------------------------------------

(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     Three officers of the Company are officers of United States Trust Company of New York.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended March 31, 1997, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $0 and $0, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $4,461,228 and $4,805,863, respectively.

(5) CAPITAL STOCK:

At March 31, 1997, 2,188,391 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 1994, the Company purchased 32,500 shares in the open market at a cost of $475,737.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 8th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS

Townsend Brown II
Edwin A. Heard
James J. O'Leary
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio
Kenneth G. Walsh

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Henry M. Milkewicz
Vice President

Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary

INVESTMENT ADVISOR
United States Trust Company
 of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
770 Broadway, 6th Floor
New York, NY 10003
(800) 257-2356

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, NY 10019

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.